EXHIBIT 32

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Drone Aviation Holding Corp. (the “Company”) for the quarterly period ended September 30, 2018 as filed with the Securities and Exchange Commission (the “Report”), I, Jay H. Nussbaum, Chief Executive Officer and I, Kendall Carpenter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 26, 2018	/s/ Jay H. Nussbaum
Jay H. Nussbaum Chief Executive Officer

Date: October 26, 2018	/s/ Kendall Carpenter
Kendall Carpenter Chief Financial Officer